                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                             STONEPATH GROUP, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                              STONEPATH GROUP, INC.
                        Two Penn Center Plaza, Suite 605
                             Philadelphia, PA 19102

                                                                  April 22, 2002

Dear Fellow Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Stonepath Group, Inc. (the "Company") which will be held at the offices of Buchanan Ingersoll Professional Corporation, Eleven Penn Center, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103, on Friday, May 31, 2002 at 10:00 A.M. local time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

         At the Meeting, stockholders will be asked to:

         (1)  elect the Company's directors;

         (2) approve amendments to the Company's Amended and Restated 2000 Stock Incentive Plan to increase: (i) the number of shares of the Company's Common Stock which may be issued thereunder; and (ii) the number of shares of the Company's Common Stock that may be issued upon the exercise of stock option grant(s) under Section 162(m) of the Internal Revenue Code of 1986, as amended;

         (3) ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2002; and

         (4) consider such other matters as may be properly brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

         These matters are discussed in greater detail in the accompanying Proxy Statement.

         Your Board of Directors recommends a vote FOR the election of the Company's directors nominated, FOR the amendments to the Amended and Restated 2000 Stock Incentive Plan, and FOR the ratification of KPMG LLP as the Company's independent auditors.

         Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to sign, date and mail the enclosed proxy promptly.

         A copy of the Company's Annual Report for the year ended December 31, 2001 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         We wish to thank you for your loyal support of the Company and your participation in this process.

                                                         Sincerely,

                                                         /s/ Dennis L. Pelino
                                                         ----------------------
                                                         Dennis L. Pelino
                                                         Chairman of the Board

                              STONEPATH GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 31, 2002

                                                                  April 22, 2002

To the Stockholders of Stonepath Group, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Stonepath Group, Inc. (the "Company") will be held at the offices of Buchanan Ingersoll Professional Corporation, Eleven Penn Center, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103, on Friday, May 31, 2002 at 10:00 A.M. local time, for the following purposes:

         (1)  to elect the Company's directors;

         (2) to approve amendments to the Company's Amended and Restated 2000 Stock Incentive Plan to increase: (i) the number of shares of the Company's Common Stock which may be issued thereunder; and (ii) the number of shares of the Company's Common Stock that may be issued upon the exercise of stock option grant(s) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code");

         (3) to ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2002; and

         (4) to consider such other matters as may be properly brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2001 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         Only stockholders of record as of the close of business on April 12, 2002 will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

         All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                                      By Order of the Board of Directors,


                                      /s/ Stephen M. Cohen
                                      ------------------------------------------
                                      Stephen M. Cohen
                                      Senior Vice President, General Counsel and
                                      Secretary

                              STONEPATH GROUP, INC.
                        Two Penn Center Plaza, Suite 605
                             Philadelphia, PA 19102


                                 PROXY STATEMENT

         The enclosed proxy is solicited on behalf of the Board of Directors of Stonepath Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at the offices of Buchanan Ingersoll Professional Corporation, Eleven Penn Center, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103, on Friday, May 31, 2002 at 10:00 A.M. local time, and at any adjournment(s) or postponement(s) thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy solicitation materials were mailed on or about April 22, 2002 to all stockholders entitled to vote at the Meeting.

Record Date and Share Ownership

         Stockholders of record at the close of business on April 12, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting, and at any adjournment(s) or postponement(s) thereof. At the Record Date, 20,903,110 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), and 3,824,460 shares of Series C Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock"), were issued, outstanding and entitled to notice of and to vote as a single class (in the case of the Preferred Stock, on the basis of the number of shares of Common Stock into which each share of Preferred Stock is convertible) on all matters at the Meeting and at any adjournment(s) or postponement(s) thereof. As of the Record Date, each share of Preferred Stock was convertible into one (1) share of Common Stock, and therefore, each share of Preferred Stock is entitled to one vote.

Revocability of Proxies

         The execution of a proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used at the Meeting by filing with the Secretary of the Company either: (i) a written notice of revocation; (ii) a proxy bearing a later date than the most recently submitted proxy; or (iii) by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

Annual Report

         A copy of the Company's Annual Report for the year ended December 31, 2001 accompanies this Proxy Statement. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         The mailing address of the Company's executive office is Two Penn Center Plaza, Suite 605, Philadelphia, PA 19102.

Quorum and Voting Requirements; Solicitation

         The Company's Bylaws provide that the stockholders holding a majority of the shares issued, outstanding and entitled to vote on the Record Date must be present in person or by proxy at the Meeting to constitute a quorum for the transaction of business at the Meeting.

         Although there are no controlling precedents under Delaware law regarding the treatment of broker non-votes in certain circumstances, the Company intends to apply the principles set forth below. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions and such shares cannot otherwise be voted in accordance with the American Stock Exchange's regulations.

         The vote required for Proposal 2 to approve the amendments to the Company's Amended and Restated 2000 Stock Incentive Plan, and Proposal 3 to ratify the selection of auditors is the affirmative vote of the majority of the shares entitled to vote that are present in person or by proxy at the Meeting. Accordingly, abstentions and broker non-votes have the effect of negative votes with respect to the approval of these Proposals. With respect to Proposal 1, nominees receiving a plurality of the votes cast will be elected as directors. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of a director.

         Proxies which are validly executed by stockholders and which are received by the Company no later than the business day preceding the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, the proxy will be voted in accordance with the recommendations of the Board of Directors and in the discretion of the proxy on all other matters presented at the Meeting. For the reasons set forth in more detail in the Proxy Statement, the Board of Directors recommends a vote FOR the election of the Company's directors, FOR the approval of the amendments to the Company's Amended and Restated 2000 Stock Incentive Plan, and FOR the ratification of KPMG LLP as the Company's independent auditors.

         Registered stockholders (those who hold shares directly rather than through a bank or broker) can simplify their voting by voting via the internet at www.votestock.com. Internet voting information is provided on the Proxy Card. Use of a Log-In Number and stockholders' Social Security Number or Tax Identification Number is designed to verify stockholders' identities and allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded. The Control Number is located above a stockholder's name and address on the Proxy Card. If a stockholder holds shares through a bank or broker, the stockholder will receive separate instructions on the form received from the bank or broker. Although most banks and brokers now offer Internet voting, availability and specific processes will depend on their voting arrangements.

         The cost of this proxy solicitation will be borne by the Company. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy materials to principals and obtaining their proxies.

Shareholder Proposals

         Proposals of stockholders that are intended to be included within the proxy material for our 2003 Annual Meeting of Stockholders must comply with the requirements of SEC Rule 14a-8 and must be received no later than December 23, 2002 in order to be included in the Proxy Statement and proxy relating to that Annual Meeting.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Nominees for Consideration at the Meeting

         The Bylaws provide that the Board of Directors shall consist of at least one (1), but not more than that number of Directors established from time to time by the affirmative vote of a majority of the Board of Directors. The Board of Directors, in its discretion by majority vote, may increase and decrease the number of directors on the Board of Directors. The Board has resolved to have six (6) directors. Each person who is appointed or elected to the Board of Directors will hold that position until the close of the next annual meeting of stockholders, until he or she ceases to be a director by operation of law or until he or she resigns.

         The six (6) persons listed below have been nominated by the Board of Directors to serve as directors of the Company.

         Unless otherwise specified, each properly executed proxy received will be voted for the election of the nominees named below to serve as directors until the end of their respective terms or until his/her successor is elected and qualified. The Company is not aware of any reason that any nominee will be unable to serve or will decline to serve as a director. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as shall be nominated by management.

                     INFORMATION ABOUT NOMINEES FOR DIRECTOR

         The following table sets forth certain information with respect to each of the nominees for director and their current positions with the Company.

                                                                                              Year in Which
                                                                                              Service as a
Director's Name and Age                            Principal Occupation                       Director Began
-----------------------                            --------------------                       --------------
Dennis L. Pelino, 54                             Chairman of the Board of                          2001
                                                   Directors and Chief
                                                    Executive Officer

J. Douglass Coates, 59                                 Director                                    2001

Frank Palma, 64                                        Director                                    2001

David R. Jones, 53                                     Director                                    2000

Aloysius T. Lawn, IV, 43                               Director                                    2000

Robert McCord, 43                                      Director                                    2001

Dennis L. Pelino

         Dennis L. Pelino has served as our Chairman of the Board of Directors and Chief Executive Officer since June 21, 2001. Mr. Pelino has over two decades of executive experience in the logistics industry. From 1986 to 1999, he was employed by Fritz Companies, Inc., initially as director of International Operations and Sales and Marketing, in 1993 as its Chief Operating Officer and commencing in 1996, also as its President. Mr. Pelino was also a member of the Board of Directors of Fritz Companies from 1991 to 1999. During Mr. Pelino's tenure, he acquired or started over 50 companies for Fritz as it became one of the leading global logistics companies. Prior to Fritz, Mr. Pelino held senior executive positions in the container shipping industry and in the domestic full-service truck leasing industry. Most recently, from 1999 through 2001, Mr. Pelino has been involved as a director and principal of a number of private ventures which explored opportunities in the logistics industry and which provided consulting services relative to business opportunities in Latin America, China and other Far Eastern regions.

J. Douglass Coates

         J. Douglass Coates has served as a member of our Board of Directors since August 2001. He has been Principal of Manalytics International, Inc., a transportation, logistics and supply chain consulting firm based in San Francisco, California, since 1992. He was previously president, ACS Logistics, a division of American President Lines, and President of Milne Truck Lines, then a subsidiary of the Sun Company. Mr. Coates holds a Bachelor of Science degree in engineering from Pennsylvania State University and an MBA from the Wharton School of the University of Pennsylvania.

Frank Palma

         Frank Palma has served as a member of our Board of Directors since August 2001. Mr. Palma has significant experience in the field of executive search and human resources. Since August 2000, Mr. Palma has been the principal and Chief Executive Officer of Frank Palma Associates, LLC, an executive recruiting firm. Briefly before that, he was the Chief Operating Officer of Global Sources, Inc., a human resources firm, and from 1985 to 2000, he was an Executive Vice President with Goodrich & Sherwood Associates, Inc., a human resource consulting services firm. Mr. Palma holds a Bachelor of Science degree in Business Management from the City College of New York and has completed graduate course work at Cornell University and New York University.

David R. Jones

         David Jones has served as a member of our Board of Directors since September 2000. Mr. Jones has been President of DR Jones Financial, Inc., a privately-held consulting firm since its formation in September 1995. He is presently a director of Financial Asset Securities Corporation, an affiliate of Greenwich Capital Markets, Inc. Prior to forming DR Jones Financial, Inc., Mr. Jones was Senior Vice President-Asset Backed Finance of Greenwich Capital Markets, Inc. from 1989 to 1995. Mr. Jones served as a Vice President, and subsequently as a Managing Director of The First Boston Corporation, an investment banking firm, from 1982 to 1989 and as Manager-Product Development of General Electric Credit Corp., an asset-based lender and financial services company, from 1981 to 1982. Mr. Jones is a graduate of Harvard College and has a Masters Degree in business administration from the Amos Tuck School of Business Administration.

Aloysius T. Lawn, IV

         Aloysius T. Lawn has served as a member of our Board of Directors since February 2001. Mr. Lawn is the Executive Vice President - General Counsel and Secretary of Talk America Holdings, Inc., an integrated communications service provider with products designed to benefit the residential and small business markets. Prior to joining Talk America Holdings, Inc. in 1996, Mr. Lawn was an attorney in private practice with extensive experience in private and public financings, mergers and acquisitions, securities regulation and corporate governance from 1985 through 1995. Mr. Lawn graduated from Yale University and Temple University School of Law.

Robert McCord

         Robert McCord has served as a member of our Board of Directors since March 2001. He is also a Managing Director of PA Early Stage, an affiliated fund of Safeguard Scientifics, Inc. At PA Early Stage, which he co-founded in 1997, Mr. McCord specializes in business development for its portfolio companies. He also serves as President and CEO of the Eastern Technology Council, a consortium of more than 1,200 technology-oriented companies. At the Technology Council he provides contacts, capital and information for senior executives. Mr. McCord co-founded and also serves as a principal of the Eastern Technology Fund, which provides seed and early-stage funding for technology companies in the eastern corridor. Previously, he served as Vice President of Safeguard Scientifics, Inc., a leader in identifying, developing and operating premier technology companies. Before joining Safeguard, Mr. McCord spent a decade on Capitol Hill where he served as Chief of Staff, Speechwriter and Budget Analyst in a variety of congressional offices. He specialized in budget and deregulatory issues and, as CEO of the bipartisan Congressional Institute for the Future, he ran a staff which tracked legislation and provided policy analyses and briefings. Mr. McCord earned his Bachelor's degree, with high honors, from Harvard University and his MBA from the Wharton School.

                      INFORMATION ABOUT EXECUTIVE OFFICERS

        Our executive officers and significant employees as of April 22, 2002 are as follows:

                                                                                   Year in Which
Officer's Name and Age                      Office                                 Service Began
----------------------                      ------                                 -------------
Dennis L. Pelino, 54                 Chairman of the Board of                           2001
                                  Directors and Chief Executive
                                            Officer

Gary Koch, 43                         Significant Employee -                            2001
                                       Domestic Operations

Stephen M. Cohen, 45              Senior Vice President, General                        2000
                                      Counsel and Secretary

Bohn H. Crain, 38                     Chief Financial Officer                           2002

Thomas L. Scully, 52                Vice President - Finance and                        2001
                                       Treasurer/Principal
                                       Accounting Officer

         For biographical information regarding Mr. Pelino, please see his biography under "Information about Nominees for Director" set forth above.

Gary Koch

         Gary Koch is a significant employee of the Company and serves as the Chief Executive Officer of Air Plus and Stonepath Logistics Domestic Services, Inc. Mr. Koch co-founded Air Plus in May 1990. Prior to its acquisition by the Company on October 5, 2001, Mr. Koch built Air Plus into a leading transportation logistics company serving a customer base of manufacturers, distributors and national retail chains with approximately $60.0 million in annual revenues, over 200 employees and 16 offices in North American cities. Mr. Koch has over twenty years of logistics experience in the U.S. and Canadian markets with expertise in traditional air freight and distribution logistics. Mr. Koch received a B.S. in marketing from Purdue University.

Stephen M. Cohen

         Stephen M. Cohen has served as the Company's Senior Vice President, General Counsel and Secretary since April 2000. Since 1980, Mr. Cohen has been engaged in the practice of law, having most recently been a shareholder of Buchanan Ingersoll Professional Corporation from March 1996 to April 2000 and a partner of Clark Ladner, Fortenbaugh & Young from March 1990 to March 1996. Mr. Cohen's practice focused on corporate finance and federal securities matters. Mr. Cohen received a B.S. from the School of Commerce and Finance of Villanova University, a J.D. from Temple University and a L.L.M. in Taxation from Villanova University School of Law.

Bohn H. Crain

         Bohn H. Crain has served as our Chief Financial Officer since January 10, 2002. Mr. Crain has over 15 years of experience in finance and accounting as well as extensive experience in the transportation and logistics industry. Prior to joining Stonepath's executive team, from January 2001 to September 2001, he served as Executive Vice President and Chief Financial Officer for Schneider Logistics, Inc., a third party logistics company. Before Schneider, from May 2000 to January 2001, Mr. Crain served as Vice President and Treasurer for Florida East Coast Industries, Inc., and prior to that, from June 1989 to May 2000, he held various Vice-President and treasury positions with CSX and various of its subsidiaries. Mr. Crain holds a Bachelor's degree in business administration - accounting from the University of Texas.

Thomas L. Scully

         Thomas L. Scully has served as our Vice President - Finance and Treasurer since November 19, 2001. Before joining Stonepath, Mr. Scully was Senior Manager within the assurance and advisory services of Deloitte & Touche, LLP from December 1996 to November 2001. Prior to Deloitte & Touche, from October 1980 to June 1996, Mr. Scully was Audit Partner at BDO Seidman, LLP where he led numerous accounting, auditing and tax engagements for publicly traded and privately-held local, national, and international clients. Prior to BDO, he held the position of Audit Supervisor at Coopers & Lybrand, LLP. Mr. Scully is a certified public accountant and earned a B.S. from St. Joseph's University, Philadelphia.

Board Meetings

         During the year ended December 31, 2001, the Board of Directors held 5 meetings and acted by unanimous consent on 4 occasions. Additionally, there were 4 Audit Committee meetings and 5 Compensation Committee meetings held during 2001. During 2001, each Board member attended 75% or more of the meetings held by the Board and any committee upon which such Director served.

Board Committees

         Audit Committee

         The Audit Committee is responsible for reviewing the Company's financial and accounting practices and making recommendations concerning the engagement of its independent auditors. The members of the Audit Committee are David R. Jones, Chairman, as well as Aloysius T. Lawn, IV, and Robert McCord.

         Compensation Committee

         In January 2001, the Board of Directors established a Compensation Committee. The Compensation Committee is responsible for determining the compensation of the officers and employees of the Company and administering the Company's stock option plan. The members of the Compensation Committee are Aloysius T. Lawn, IV, Chairman, as well as David R. Jones and Frank Palma.

                           VOTE REQUIRED FOR APPROVAL

         Nominees receiving a plurality of the votes cast will be elected as Directors. An abstention or failure to vote on this Proposal will not be considered in determining the number of affirmative and negative votes cast by stockholders on Proposal 1.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                          FOR THE COMPANY'S DIRECTORS.

                                   PROPOSAL 2

           APPROVAL OF AMENDMENTS TO THE STONEPATH GROUP, INC. AMENDED
                     AND RESTATED 2000 STOCK INCENTIVE PLAN

         The Company's stockholders are being asked to approve amendments to the Stonepath Group, Inc. Amended and Restated 2000 Stock Incentive Plan (the "Plan") to increase (i) the number of shares of the Company's Common Stock reserved for issuance under the Plan by 5,000,000 shares and (ii) the number of shares of the Company's Common Stock that may be issued upon the exercise of stock option(s) granted to any one individual participant during any one calendar year period to 2,500,000. The Board of Directors unanimously adopted these amendments on March 25, 2002, subject to stockholder approval at the Annual Meeting.

         The proposed amendments will assure that a sufficient reserve of Common Stock remains available for issuance under the Plan and provides the Plan Administrator (as defined below) with greater flexibility in connection with the size of such grants in order to allow the Company to continue to utilize equity incentives to attract and retain the services of officers, employees, directors and consultants (collectively, "covered persons") to the Company which the Company views as essential to its long-term growth and financial success. The Company relies significantly on equity incentives in the form of stock awards and stock option grants in order to attract and retain covered persons and believes such equity incentives are necessary for the Company to remain competitive in the marketplace for such talent. Stock and option grants made to newly-hired or continuing covered persons will be based on both competitive market conditions and individual performance. In addition, the Company has acquired other companies in the past, and anticipates future acquisitions. It is important that the Company be able to offer equity incentives to employees of the companies acquired so that they remain incentivized after the acquisition has been completed.

         The Plan was approved in September 2000 by the stockholders of the Company at that time, and no material changes have been made to the Plan since such approval (except as proposed herein). A total of 5,000,000 shares of Common Stock of the Company currently are reserved for issuance under the Plan. As of April 15, 2002, 2,052,250 shares were subject to awards currently outstanding under the Plan ( the "Plan Options") and 4,380,633 shares were subject to awards granted outside the Plan (the "Non-Plan Options"). After reservation of the 1,800,000 Non-Plan Options granted to our Chief Executive Officer in 2001 (as discussed hereafter), 6,147,750 shares will remain available for any new awards to be granted in the future as more fully explained below.

         The following is a summary of the principal features of the Plan. The summary, however, does not purport to be a complete description of all of the provisions of the Plan. The complete text of the Plan, as amended herein, appears as Exhibit A to this Proxy Statement and the following description is qualified in its entirety by reference to Exhibit A.

         Purpose

         The purposes of the Plan are to: (i) better align the interests of stockholders with the interest of officers, directors, employees and consultants of the Company and its subsidiaries by creating a direct linkage between participants' rewards and the performance of the Company and its subsidiaries;
(ii) encourage stock ownership and proprietary interests in the Company's stock; and (iii) assist the Company and its subsidiaries in attracting and retaining highly competent officers, directors, employees and consultants vital to its success.

         Term

         The Plan became effective on June 1, 2000. The Plan has no fixed expiration date.

         Administration

         The Plan may be administered by the full Board of Directors or by a committee of the Board comprised of two or more "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the Board of Directors or the committee shall hereinafter be referred to as the "Plan Administrator"). The Plan Administrator has, among other matters, the exclusive authority to make awards under the Plan and to make interpretations and determinations involving the Plan.

         Participation and Types of Awards

         Employees, officers and directors of the Company and its subsidiaries are currently eligible to receive non-qualified stock options, restricted stock awards, and "incentive stock options" within the meaning of Section 422 of the Code. In addition, advisors and consultants who perform services for the Company are eligible to receive non-qualified stock options and stock awards under the Plan.

         Shares Subject to the Plan

         The number of shares of Common Stock which may be issued under the Plan is currently 5,000,000 and, upon approval of this Proposal by the stockholders, will be 10,000,000. All of the shares of Common Stock may be awarded in the form of stock options or stock awards, however, pursuant to Section 162(m) of the Code, currently stock options with respect to no more than 1,000,000 shares of Common Stock may be granted to any one individual participant during any one calendar period and, upon approval of this Proposal by the stockholders, that number will be amended to 2,500,000. In addition, the following shares may be added back to the Plan and made available for issuance under the Plan: (i) any shares of Common Stock that are forfeited, cancelled or re-acquired by the Company; (ii) any shares of Common Stock tendered in satisfaction of tax withholding or other obligations relating to proposed awards under the Plan; and
(iii) shares of Common Stock repurchased by the Company that have been designated for allocation to the Plan.

         Performance-Based Compensation

         Section 162(m) of the Code limits to $1,000,000 annually the deduction a public corporation may claim for compensation paid to any of its top five executive officers, except in limited circumstances. One such exception is for "performance-based compensation," which is defined as compensation paid solely on account of the attainment of one or more performance goals, but only (i) if the goals are determined by a compensation committee of the board comprised of two or more outside directors, (ii) the performance goals are disclosed to stockholders and approved by a majority vote before the remuneration is paid, and (iii) before the remuneration is paid, the compensation committee certifies that the performance goals and any other material terms were in fact satisfied.

         Internal Revenue Service regulations provide that compensation attributable to a stock option will be deemed to satisfy the requirement that performance goals be pre-established if the grant of the option is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options or rights may be granted during a specified period to any employee; and, under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant.

         The Plan includes features intended to permit the Plan Administrator to grant options and stock awards to employees that will qualify as performance-based compensation.

         Stock Options

         Options granted under the Plan may be either incentive stock options or non-qualified stock options. The Plan Administrator will determine whether and to what extent options will be granted under the Plan and whether such options granted will be incentive stock options or non-qualified stock options; provided, however, that: (i) incentive stock options may be granted only to employees of the Company or any of its subsidiaries, (ii) no incentive stock options may be granted following the tenth anniversary of the effective date of the Plan, and (iii) the aggregate fair market value (determined as of the date of grant of the option) of the Common Stock with respect to which incentive stock options may become exercisable for the first time by any individual during any calendar year may not exceed $100,000 or, if it does, the portion of such options which exceeds such amount will be treated as non-qualified stock options. Unless otherwise specified in the agreement evidencing the option, options granted under the Plan may be exercised for a period of up to ten (10) years from the date of grant.

         The price at which each share covered by an option may be purchased will be determined in each case by the Plan Administrator; provided, however, that such price, in the case of incentive stock options, may not be less than the fair market value of Common Stock on the date of grant.

         Options will be exercisable at such time or times, or upon such events or events, and subject to such terms, conditions, performance criteria, and restrictions as will be determined by the Plan Administrator and as set forth in the agreement relating thereto; provided, however, that: (i) no option will be exercisable after the expiration of ten (10) years after the date of grant of such option, (ii) no incentive stock option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary of the Company) will be exercisable after the expiration of five (5) years after the date of grant of such option and the exercise price of an incentive stock option granted to such stockholder may not be less than 110% fair market value of the Common Stock on the date of grant, and (iii) no option granted to a prospective employee, prospective consultant, or prospective director may become exercisable prior to the date on which such person commenced service with the Company or its subsidiaries.

         Stock Awards

         The Plan Administrator may grant stock awards to any officer, director, employee or consultant of the Company or any of its subsidiaries. A stock award entitles the recipient to acquire shares of Common Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

         Upon execution of a written instrument setting forth the stock award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the Common Stock subject to the stock award, including, but not limited to, the right to vote and receive dividends with respect thereto; provided, however, that shares of Common Stock subject to stock awards that have not vested shall be subject to restrictions on transferability. Unless the Plan Administrator otherwise determines, certificates evidencing the stock awards shall remain in the possession of the Company until such Common Stock is vested.

         The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Common Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the stock award. If the participant or the Company, as the case may be, fails to achieve the designated goals or the participant's relationship with the Company is terminated prior to the expiration of the applicable vesting period, the participant shall forfeit all shares of Common Stock subject to the stock award which have not then vested. Unvested Common Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Plan or in the written instrument evidencing the stock award.

         Termination of Service

         If a participant ceases involuntarily to perform service for the Company, all options which such participant is then entitled to exercise may be exercised until the earlier to occur of the three-month anniversary after termination of service or the expiration of the relevant option exercise period, unless otherwise provided for in the award agreement. If a participant ceases to perform service for the Company or any of its subsidiaries due to death, disability or retirement, any options then exercisable will be exercisable until the earlier to occur of the one-year anniversary of termination of service or the expiration of the relevant option exercise period, unless otherwise provided for in the award agreement.

         If the Company or any of its subsidiaries terminates a participant's service for "Cause" (as defined in the Plan) or such participant voluntarily terminates service, then any and all options held by such person will terminate forthwith, unless otherwise provided for in the award agreement.

         Stock Adjustments

         If, as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, the outstanding shares of Common Stock are increased or decreased or are exchanged for a new, different or additional number or kind of shares or other securities of the Company, or other non-cash assets of the Company are distributed with respect to such shares of Common Stock or other securities, the Plan Administrator may make an appropriate or proportionate adjustment in (i) the number of options that can be granted to any one participant, (ii) the number and kind of shares or other securities subject to any then outstanding awards under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate exercise price (i.e. the exercise price multiplied by the number of shares as to which such options remain exercisable). The adjustment by the Plan Administrator will be final, binding and conclusive.

         If, as a result of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Company's Board of Directors authorizes the issuance or assumption of options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant options upon such terms and conditions as it may deem appropriate for the purpose of assuming the old option, or substitution of a new option for the old option.

         In the case of (i) the dissolution or liquidation of the Company, (ii) merger, reorganization, or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company),
(iii) the sale of all or substantially all of the assets of the Company to an unrelated person, or (iv) the sale of all or substantially all of the stock of the Company to an unrelated person (in each case, a "Fundamental Transaction"), the Plan and all unvested awards granted thereunder will terminate, unless provision is made in connection with the Fundamental Transaction for the assumption of the awards or the substitution of such awards with new awards of the successor entity, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise price. In the event of such termination in which the Company's Board of Directors does not provide for a Cash Purchase Price (as defined below) in connection with the options, each participant will be notified of such proposed termination and permitted to exercise options which are then exercisable for a period of at least 15 days prior to the date of such termination.

         In the event that the Company will be merged or consolidated with another corporation or entity, other than a corporation or entity which is an "affiliate" of the Company, under the terms of which the holder of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock of the Company surrendered pursuant to such transaction ("Cash Purchase Price"), the Company's Board of Directors may provide that all outstanding options will terminate upon consummation of that transaction and each participant will receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of shares of Common Stock subject to outstanding options held by such participant exceeds (ii) the aggregate exercise price of such participant's options.

         Change in Control

         Unless otherwise provided in a participant's option agreement or in a written employment or other agreement between the participant and the Company, the Plan provides that, in the event the Plan is terminated as a result of or following a "change in control" (as defined in the Plan), all vested options then outstanding at the time of such termination may be exercised for a period of fifteen (15) days from the date of notice of the proposed termination. In such event, all participants shall be credited with an additional six (6) months of service for the purpose of any otherwise unvested options. Upon a change in control in which the Plan is either assumed or otherwise not subject to termination, if during the remaining term of such participant's options or stock award, the participant is terminated other than for "Cause," the participant will also be credited with an additional six (6) months of service; provided, however, in the event of a termination for "Cause," all options will immediately terminate and all unvested portions of stock awards will immediately terminate.

         Amendment and Termination

         The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action will deprive any person, without such person's consent, of any rights theretofore granted under the Plan.

         Tax Withholding

         Whenever shares are to be issued or cash is to be paid under the Plan, under circumstances in which the Plan Administrator believes that any federal, state or local tax withholding will be imposed, including FICA and Medicare withholding tax, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements. Such withholding requirements may be paid (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate fair market value equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; (iii) in the discretion of the Plan Administrator, through an election to have the Company withhold shares of Common Stock otherwise issuable to the participant having an aggregate fair market value equal to the tax obligation; or (iv) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections
(i)-(iii) above.

Awards Granted to Certain Individuals and Groups

         As described above, the number of awards that may be granted to officers, employees, directors or consultants under the Plan is at the discretion of the Plan Administrator and therefore future awards under the Plan cannot be determined in advance. The following table sets forth (a) the total number of shares subject to options granted under the Plan to the listed persons and groups during the fiscal year ended December 31, 2001 and (b) the market value or average per share exercise price of such options.

      Stonepath Group, Inc. Amended and Restated 2000 Stock Incentive Plan

                                                          Avg. per
                                           Number         Share
                                           of Options     Exercise
Name of Individual or Group                Granted        Price ($)

--------------------------------------------------------------------------------

Dennis L. Pelino, Chairman                  1,800,000      $.82
and Chief Executive Officer

Stephen M. Cohen, Vice                        750,000      $.60
President, General Counsel
and Secretary

James P. Elwell, former Vice                  100,000      $.60
President-Finance

Andrew P. Panzo, Director                     250,000      $.60
and former Chief Executive
Officer

All current executive officers,
as a group                                  2,575,000      $.76

All current directors who are
not employees, as a group                     500,000      $.74

All employees who are not
current executive officers, as a
group                                         355,000      $.85

Reservation of Shares to Cover Prior Grant to Chief Executive Officer

         Upon approval of this Proposal by the stockholders, 1,800,000 shares of Common Stock will be deemed reserved for issuance under the Plan in connection with a stock option granted to Dennis L. Pelino, Chairman of the Board of Directors and Chief Executive Officer of the Company, on June 21, 2001 (the "Pelino Option"), as if the Pelino Option was granted under the Plan. The stockholders' approval of this Proposal will also be deemed their approval of the listing of such shares underlying the Pelino Option, in conjunction with the listing of the remaining shares of Common Stock reserved for issuance under the Plan, on the American Stock Exchange. The failure to approve Proposal 2 will not have any effect on the enforceability of the Pelino Option.

Federal Income Tax Consequences

         The following summary is based upon an interpretation of the present Code and applicable treasury regulations may be inapplicable if such laws and regulations are changed. Additionally, the following summary is limited to the impact of the United States federal tax laws upon United States citizens residing in the United States.

         Non-Qualified Stock Options

         Under the current applicable provisions of the Code, the recipient of an option will not recognize income upon the receipt of a grant of non-qualified stock options and the Company will not be entitled to a tax deduction. When a non-qualified stock option is exercised, however, the excess of the fair market value of the shares received over the option price for those shares will be treated for federal tax purposes as ordinary income. Accordingly, the Company will be entitled to a corresponding tax deduction in the same amount. Any gain (or loss) realized on the sale or exchange of any shares actually received will be treated as long-term or short-term capital gain (or loss), depending on the applicable holding period.

         Incentive Stock Options

         With respect to incentive stock options ("ISOs"), no taxable income will be recognized when the option is granted or exercised; provided, however, that ISOs exercised more than three months after termination of employment will be taxed in the same manner as non-qualified stock options described above. Additionally, when an ISO is exercised, the spread between the fair market value and the exercise price will be an item of tax preference for purposes of the alternative minimum tax.

         If the shares acquired when an ISO is exercised are held for at least two years from the grant of the options and one year from the exercise of the options (the "ISO Holding Period"), any gain (or loss) realized upon their sale will be treated as long-term capital gain (or loss). In such a case, the Company will not be entitled to a deduction. If the shares are not held for the ISO Holding Period, then upon disposition ordinary income will be recognized in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date the option was exercised, limited, however to the gain realized on the sale. Any additional gain will be taxed as capital gain. The Company will be entitled to a deduction equal to the amount of any ordinary income recognized in this manner.

         Stock Awards

         The recipient of a stock award will generally recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the date on which the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs first) over (ii) the amount, if any, paid for the shares. Such person may, however, make an election (the "Tax Election"), within thirty days following the grant of the stock award, to recognize income at the time of the award based on the fair market value of the shares on the transfer date. The Company will be entitled to a deduction in the same amount and at the same time that such person recognizes ordinary income. The ordinary income recognized by a recipient who is an employee will be subject to tax withholding by the Company. Upon the sale or other disposition (including any forfeiture) of the shares awarded, the recipient will realize capital gain (or loss) measured by the difference between the amount realized and the fair market value of the shares on the date the award vested (or on the date of grant if such person made the Tax Election).

         Tax Effect for the Company

         The Company generally will be entitled to receive a tax deduction in connection with an award under the Plan in the amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income. As described above, special rules limit the deductibility of compensation paid to certain executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of the above specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of compensation in excess of $1,000,000 if it complies with the conditions imposed by Section 162(m). These conditions include stockholder approval of the Plan, setting limits on the number of awards that any individual may receive, and establishing performance criteria that must be met before the award actually will vest or be paid. The Plan has been designed to permit the Plan Administrator to grant options and stock awards which satisfy the requirements of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such awards.

         The foregoing discussion is not a complete description of the federal income tax aspects of options or stock awards under the Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable to any awards. Participants in the Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the shares entitled to vote at the Meeting that are present in person or by proxy is required for approval of this Proposal. An abstention or failure to vote on this Proposal is not an affirmative vote, and therefore will have the same effect as a negative vote on this Proposal at the Annual Meeting.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE STONEPATH GROUP, INC. AMENDED AND
                       RESTATED 2000 STOCK INCENTIVE PLAN.

                                   PROPOSAL 3

          RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S
           INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2002

         KPMG LLP has been selected by the Board of Directors to serve as the independent auditors for the Company for the fiscal year ending December 31, 2002. Representatives of KPMG LLP are expected to be present at the Meeting to make a statement if they so desire and will be available to respond to appropriate questions.

         The Board of Directors shall consider the selection of another accounting firm to serve as the Company's independent auditors in the event that the stockholders do not approve the selection of KPMG LLP as the Company's independent auditors.

         During the 2001 calendar year, KPMG LLP provided the Company with audit and other services. The fees for such services were as follows:

         Audit Fees:

         The aggregate fees billed by KPMG LLP during the 2001 calendar year for the audit of the Company's financial statements for such year and the review of the Company's interim financial statements..............................$197,603

         Financial Information Systems Design and Implementation Fees:..$-0-

         All Other Fees:

         The aggregate fees billed by KPMG LLP during the 2001 calendar year for professional services other than audit fees consisted primarily of fees relating to an acquisition audit and related research, certain SEC filings, as well as attendance at Company meetings and procedures performed related to significant transactions............................................................$112,565

         The Audit Committee has determined the rendering of non-audit services by KPMG LLP is compatible with maintaining the auditor's independence.

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the shares entitled to vote at the Meeting that are present in person or by proxy is required for ratification of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002. An abstention or failure to vote on this Proposal is not an affirmative vote, and therefore, will have the same effect as a negative vote on this Proposal at the Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
           KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2002
                                  FISCAL YEAR.

             SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND
          BENEFICIAL OWNERS OF GREATER THAN 5% OF THE COMPANY'S VOTING
                                   SECURITIES

         The following tables set forth information with respect to the beneficial ownership of Common stock and Preferred Stock owned, as of March 15, 2002, by:

         [ ] the holders of more than 5% of any class of the Company's voting securities;

         [ ] each of the directors;

         [ ] each of the executive officers; and

         [ ] all directors and executives officers of the Company as a group.

         As of March 15, 2002, an aggregate of 20,903,110 shares of Common Stock and 3,750,479 shares of Series C Preferred Stock were issued and outstanding. For purposes of computing the percentages under the following tables, it is assumed that all options and warrants to acquire Common or Preferred Stock which have been issued to the directors, executive officers and the holders of more than 5% of Common or Preferred Stock and are fully vested or will become fully vested within 60 days from March 15, 2002 have been exercised by these individuals and the appropriate number of shares of Common Stock and Preferred Stock have been issued to these individuals.

                                      COMMON STOCK

                                                                           Shares Owned
                                                                         Beneficially and
Name of Beneficial Owner              Position                            of Record (1)                    Percentage of Class
------------------------              --------                            -------------                    -------------------
Dennis L. Pelino(2)                   Officer, Director                      835,000                              3.8%

Stephen M. Cohen(3)                   Officer                                303,517                              1.4%

Bohn H. Crain(4)                      Officer                                     --                                 *

Thomas L. Scully(5)                   Officer                                     --                                 *

David R. Jones(6)                     Director                                95,000                                 *

Aloysius T. Lawn, IV(7)               Director                                25,000                                 *

Robert McCord(8)                      Director                                75,000                                 *

J. Douglass Coates(9)                 Director                                    --                                 *

Frank Palma(9)                        Director                                    --                                 *

Michael Karp                          Beneficial Owner                     1,463,250                              6.8%
University City Housing
1062 Lancaster Avenue
Suite 30B
Rosemont, PA 19010

Andrew P. Panzo(10)                   Director                             1,424,476                              6.6%

All directors and executive
officers as a group (10 people)                                            2,757,993                             11.9%

(*)        Less than one percent.

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) Includes 235,000 shares and 600,000 shares of common stock issuable upon exercise of vested options. Does not include 1,200,000 shares of common stock issuable pursuant to options not presently exercisable and not exercisable within 60 days of March 15, 2002.

(3) Includes 11,850 shares and 291,667 shares of common stock issuable upon exercise of vested options and options which vest within 60 days of March 15, 2002. Does not include 458,333 shares of common stock issuable pursuant to options not presently exercisable within 60 days of March 15, 2002.

(4) Does not include 150,000 shares of common stock issuable pursuant to options not presently exercisable within 60 days of March 15, 2002.

(5) Does not include 25,000 shares of common stock issuable pursuant to options not presently exercisable within 60 days of March 15, 2002.

(6) Includes 70,000 shares and 25,000 shares of common stock issuable upon exercise of vested options and options which vest within 60 days of March 15, 2002. Does not include 25,000 shares of common stock issuable pursuant to options not presently exercisable within 60 days of March 15, 2002.

(7) Includes 25,000 shares of common stock issuable upon the exercise of vested options and options which vest within 60 days of March 15, 2002. Does not include 25,000 shares of common stock issuable pursuant to options not presently exercisable within 60 days of March 15, 2002.

(8) Includes 75,000 shares of common stock issuable upon the exercise of vested options and options which vest within 60 days of March 15, 2002. Does not include 25,000 shares of common stock issuable pursuant to options not presently exercisable within 60 days of March 15, 2002.

(9) Does not include 50,000 shares of common stock issuable pursuant to options not presently exercisable within 60 days of March 15, 2002.

(10) Includes 154,476 shares and 1,270,000 shares of common stock issuable upon exercise of vested options.

                            SERIES C PREFERRED STOCK

                                              Shares of
                                        Series C Preferred Stock
                                         Owned Beneficially and
Name of Beneficial Owner                     of Record (1)                          Percentage of Class
------------------------                     -------------                          -------------------
Brown Simpson Partners I, Ltd.                  963,371                                     25.69%
Carnegie Hall Tower
152 West 57th Street, 21st Fl.
New York, NY 10019

Montrose Investments Ltd.                       674,359                                     17.98%
300 Crescent Ct., Suite 700
Dallas TX 75201

The Raptor Global Portfolio, Ltd.               479,567                                     12.79%
40 Rowes Wharf, 2nd Fl.
Boston, MA 02110

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Series C Preferred Stock beneficially owned by them. These share amounts do not include the warrants to purchase up to 3,000,000 shares of Common Stock which the Company has agreed to issue to holders of the Company's Series C Preferred Stock as of July 18, 2002 as more fully discussed in " Certain Relationships and Related Transactions - Contingent Warrants."

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on the Company's review of copies of forms filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and written representations from certain reporting persons, we believe that during fiscal 2001 all reporting persons timely complied with all filing requirements applicable to them.

                       REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors (the "Compensation Committee") consists of three directors who are not employees of the Company and who are considered "Independent" under the rules of The American Stock Exchange.

         Role of Committee. The Compensation Committee establishes, oversees and directs the Company's executive compensation programs and policies and administers the Company's stock option and long-term incentive plans. The Compensation Committee seeks to align executive compensation with Company objectives and strategies, business financial performance and enhanced stockholder value.

         The Compensation Committee regularly reviews and approves generally all compensation and fringe benefit programs of the Company and also reviews and determines the actual compensation of the Company's executive officers, as well as all stock option grants and cash incentive awards to all key employees. The Compensation Committee reviews and administers the Company's Amended and Restated 2000 Stock Incentive Plan.

         The Compensation Committee's objectives include (i) attracting and retaining exceptional individuals as executive officers and (ii) providing key executives with motivation to perform to the full extent of their abilities, to maximize Company performance and deliver enhanced value to the Company's stockholders. Because the Company is at an early point in its efforts to implement its new business strategy, the Compensation Committee believes it is important to place a greater percentage of executive officers' total compensation, principally in the form of equity, at risk through the grant of stock options whose value is derived from the performance of the business and value of the Common Stock. Executive compensation consists primarily of an annual salary, annual bonuses linked to the performance of the Company and long-term equity-based compensation.

         Compensation. Salary payments in 2001 were made to compensate the ongoing performance of the Company's executive officers. Bonuses in 2001 were made to recognize contributions to the implementation of the Company's new business strategy. The Committee's specific decisions concerning 2001 compensation for each executive officer were made in light of each officer's level of responsibility and the Committee's judgment with respect to whether that executive officer's compensation provides appropriate recognition for performance and an incentive for future performance.

         The Compensation Committee took a variety of actions during 2001 to address the change in the Company's business and the need to recruit executives with relevant industry experience.

         The most significant action taken by the Compensation Committee during 2001 was to develop the compensation package necessary to hire the Company's Chairman and Chief Executive Officer, Dennis L. Pelino. Mr. Pelino was regarded as one of the leading executives in the logistics industry, having been instrumental in the development of the Fritz Companies, Inc. into one of the leading global logistics companies. In hiring Mr. Pelino, the Compensation Committee faced the challenge of developing a compensation package appropriate to attract a new chief executive officer of his caliber. In retaining Mr. Pelino, the Company was faced with the challenge of presenting him with an overall compensation package that was competitive with opportunities, including several firm offers, that he was considering at the time he agreed to join the Company. Mr. Pelino's compensation was initially composed of a base salary and a performance-based bonus and stock options. After the successful implementation of the Company's new business strategy, the Compensation Committee approved an increase in Mr. Pelino's base compensation and amended the terms of his options to more fully recognize Mr. Pelino's value to the Company and to bring his salary and option package more in line with comparable opportunities.

         As a result of the Company's changing business model, the Compensation Committee also reviewed the employment arrangements with the Company's other senior executive officers early in 2001. To this end, the Compensation Committee retained an independent compensation consultant to review proposed new employment agreements for the then chief executive officer of the Company and the Company's general counsel which increased their base salary, although the general counsel's cash payments (taking into account a prior loan made by the Company) remained constant. The increase in the executives' compensation was justified due to the increasing responsibilities imposed on them in implementing the Company's new business strategy. However, in recognition of the fact that the proposed compensation remained below comparable opportunities available to them, the Compensation Committee recommended the grant of new options to provide an incentive to retain these key executives through the transition of the Company's business. The Company's General Counsel subsequently surrendered options granted to him during 2000.



         The Compensation Committee believes that the foregoing compensation actions have helped develop a senior management group dedicated to achieving significant improvement in both the short-term and long-term financial performance of the Company.





                                        COMPENSATION COMMITTEE OF THE
                                        BOARD OF DIRECTORS
                                        Aloysius T. Lawn, IV, Chairman
                                        David R. Jones
                                        Frank Palma

                EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE

         The following table sets forth a summary of the compensation paid or accrued for the three fiscal years ended December 31, 2001 to or for the benefit of our Chief Executive Officer and our other executive officers whose cash compensation exceeded $100,000 (the "Named Executive Officers").

                           Summary Compensation Table

                                                                                   Long-Term
                                                Annual Compensation            Compensation Awards
                                                -------------------            -------------------

                                                                           Restricted
                                                                             Stock                               All Other
Name and Principal Position                     Salary         Bonus        Awards     Number of Options      Compensation(1)
---------------------------                     ------         -----        ------     -----------------      ---------------
Dennis L. Pelino, Chairman            2001     $158,691       $180,000           --        1,800,000(2)               --
and Chief Executive officer

Stephen M. Cohen, Senior              2001     $227,884       $ 50,000           --          750,000(3)               --
Vice President, General               2000     $103,927             --           --          300,000(4)               --
Counsel and Secretary

James F. Elwell, former               2001     $201,537             --       22,000          100,000            $ 34,615
Vice President-Finance (5)            2000     $ 98,307             --                            --                  --

Andrew P. Panzo, Director and         2001     $212,692       $ 55,000           --          250,000            $575,000
former Chief Executive                2000     $148,147             --           --        1,020,000                  --
Officer (6)                           1999     $ 87,500             --           --               --                  --

Lee C. Hansen, former                 2001     $161,730             --           --               --                  --
President and Director(7)             2000     $150,000             --           --          900,000                  --
                                      1999     $ 34,615             --           --               --                  --

(1) During the periods reflected, certain of the officers named in this table received perquisites and other personal benefits not reflected in the amounts of their respective annual salaries or bonuses. The dollar amount of these benefits did not, for any individual in any year, exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for that individual in any year, unless otherwise noted.

(2) These options were granted in conjunction with Mr. Pelino's employment by the Company on June 21, 2001. Options to purchase 600,000 shares vested on October 5, 2001 in conjunction with our acquisition of Air Plus. The remaining 1,200,000 options vest to the extent of 400,000 per year on each of the first three (3) annual anniversaries of Mr. Pelino's employment by the Company, with 100% acceleration of vesting once our stock trades above $9.00 per share, upon his death or disability, or in the event of his termination without cause following a change of control transaction.

(3) These options were granted in conjunction with an amendment to Mr. Cohen's employment agreement during April 2001. They vest pro rata over the thirty-six (36) month period of his employment through April 2004, with 100% acceleration of vesting in the event of his termination without cause following a change of control transaction, or an additional year of acceleration in the event of Mr. Cohen's death or disability.

(4) These options were surrendered by Mr. Cohen during the fourth quarter of 2001.

(5) Mr. Elwell resigned as an employee as of December 31, 2001. The "other compensation" indicated includes two (2) months of salary as severance. In addition, as part of his separation from the Company, Mr. Elwell agreed to surrender options to purchase 250,000 shares of our common stock in exchange for 22,000 shares.

(6) Mr. Panzo resigned as an executive officer of the Company effective as of December 19, 2001. The "other compensation" indicated includes a severance benefit of $575,000, of which $275,000 was paid in January 2002 and the balance is to be paid in January 2003. In conjunction with the terms of his separation agreement with the Company, Mr. Panzo fully vested in all of his options also as of December 19, 2001.

(7) Mr. Hansen resigned as an executive officer of the Company effective as of June 22, 2001. The salary indicated includes a severance payment of $85,000. In conjunction with the terms of his agreement with the Company, Mr. Hansen vested as of June 22, 2001, in options to purchase 697,500 shares of our common stock. The balance of his options were cancelled.

Employment Agreements

         Effective as of February 22, 2002, we entered into an amended employment agreement with our Chief Executive Officer, Dennis L. Pelino. This agreement amended and restated our prior agreement with Mr. Pelino dated June 21, 2001. Pursuant to this agreement, we have agreed to employ Mr. Pelino as our Chief Executive Officer through June 2006 at an annual base salary of $360,000. In addition to his base salary, Mr. Pelino is entitled to bonus compensation based upon the achievement of certain target objectives, as well as discretionary merit bonuses that can be awarded at the discretion of our Board of Directors. Mr. Pelino is also entitled to certain severance benefits upon his death, disability or termination of employment. Pursuant to the employment agreement, Mr. Pelino is also entitled to fringe benefits including participation in pension, profit sharing and bonus plans, as applicable, and life insurance, hospitalization, major medical, paid vacation and expense reimbursement. In conjunction with his original employment agreement, Mr. Pelino was issued options to purchase 1,800,000 shares of our common stock at an exercise price of $.82 per share.

         As of April 19, 2001, we entered into a three-year employment agreement with our General Counsel, Stephen M. Cohen. This was further modified effective December 27, 2001. This had the effect of amending and restating our prior employment agreement with Mr. Cohen entered into in April 2000. In addition to an annual salary of $200,000, Mr. Cohen is entitled to bonus compensation based upon the achievement of certain target objectives, as well as discretionary merit bonuses that can be awarded at the discretion of our Board of Directors. Mr. Cohen is also entitled to certain severance benefits upon his death, disability or termination of employment. Pursuant to his employment agreement, Mr. Cohen is entitled to fringe benefits including participation in pension, profit sharing and bonus plans, as applicable, and life insurance, hospitalization, major medical, paid vacation and expense reimbursement. On April 19, 2001, we awarded Mr. Cohen options to purchase 750,000 shares of common stock, at an exercise price of $.60 per share.

         On January 10, 2002, we entered into a three-year employment agreement with our Chief Financial Officer, Bohn H. Crain. In addition to an annual base salary of $200,000, Mr. Crain's employment agreement provides for bonus compensation based upon the achievement of certain target objectives, as well as bonus compensation determined at the discretion of the Board of Directors. Pursuant to his employment agreement, Mr. Crain is entitled to fringe benefits including participation in pension, profit sharing and bonus plans, as applicable, and life insurance, hospitalization, major medical, paid vacation and expense reimbursement. We awarded Mr. Crain options to purchase 150,000 shares of common stock, as of January 10, 2002, at an exercise price of $1.78 per share.

Change in Control Arrangements

         Our Chief Executive Officer, Chief Financial Officer and General Counsel are each employed under agreements that contain change in control arrangements. If employment of our Chief Executive Officer or our General Counsel is terminated following a change in control (other than for cause), then we must pay such terminated employee a termination payment equal to 2.99 times his salary and bonus, based upon the average annual bonus paid to him prior to termination of his employment. Plus, all of their unvested stock options shall immediately vest as of the termination date of their employment due to a change in control.

         In each of their agreements, a change in control is generally defined as the occurrence of any one of the following:

         [ ] any "Person" (as the term "Person" is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934), except for the effected employee, becomes the beneficial owner, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities;

         [ ] there occurs a contested proxy solicitation of our stockholders that results in the contesting party obtaining the ability to vote securities representing 50% or more of the combined voting power of our then-outstanding securities;

         [ ] there occurs a sale, exchange, transfer or other disposition of 50% or more in value of our assets to another Person or entity, except to an entity controlled directly or indirectly by us;

         [ ] there occurs a merger, consolidation or other reorganization involving us in which we are not the surviving entity and in which our stockholders prior to the transaction continue to own less than 50% of the outstanding securities of the acquiror immediately following the transaction, or a plan involving our liquidation or dissolution other than pursuant to bankruptcy or insolvency laws is adopted; or

         [ ] during any period of twelve consecutive months, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

         Notwithstanding the foregoing, a "change of control" is not be deemed to have occurred (i) in the event of a sale, exchange, transfer or other disposition of substantially all of our assets to, or a merger, consolidation or other reorganization involving, us and any entity in which the effected employee has, directly or indirectly, at least a 25% equity or ownership interest; or
(ii) in a transaction otherwise commonly referred to as a "management leveraged buy-out."

         In addition, the existing options of our Chief Financial Officer fully vest upon a "change in control", as defined within our Plan.

Directors Compensation

         During 2001, Messrs. Pelino and Panzo received no compensation for serving on the Board except for reimbursement of reasonable expenses incurred in attending meetings. Non-employee directors are paid $1,250 per month, provided that each member attends 75% of all meetings. In addition, an annual fee of $10,000 is paid to the chairman of the audit and compensation committees. Each of our non-employee directors received an option to purchase 50,000 shares of our common stock with an exercise price equal to the closing price of our common stock on the trading day prior to the date of grant. 50% of these options vest on the first anniversary of the director's membership on the Board, and the balance vest on the second anniversary of Board membership. In addition to his compensation as a Director, during 2001 Mr. McCord received $40,000 cash compensation and 50,000 options under a consulting agreement with the Company. David Jones also received $15,000 during 2001 under a consulting arrangement with the Company.

         The following table sets forth information on option grants in fiscal 2001 to the Named Executive Officers.

                        Option Grants in Last Fiscal Year

                                      % of Total                                         Potential Realizable Value at Assumed
                                       Options                                         Annual Rates of Stock Price Appreciation for
                                      Granted to               Market                                   Option Term
                        Number         Employees              Price on                 --------------------------------------------
                      of Options       in Fiscal    Exercise   Date of     Expiration
      Name             Granted           Year         Price    Grant          Date               5%                   10%
      ----             -------           ----         -----    -----          ----               --                   ---
Dennis L. Pelino       1,800,000        54.88%        $0.82    $0.82       June  2011         $928,000            $2,352,000
Stephen M. Cohen         750,000        22.87%        $0.60    $0.60       April 2011          283,000               717,000
Andrew P. Panzo          250,000         7.62%        $0.60    $0.60       April 2011           94,000               239,000
James F. Elwell          100,000         3.05%        $0.60    $0.60       April 2011           38,000                96,000

         The following table sets forth information concerning year-end option values for fiscal 2001 for the Named Executive Officers. All options were based on the closing bid price of our common stock on December 31, 2001 of $1.85.

                          Fiscal Year End Option Values

                                                    Number of Unexercised Options      Value of Unexercised In-the-Money Options
                                                        at Fiscal Year End                        at Fiscal Year End
                           Shares                   -----------------------------      -----------------------------------------
                         Acquired on     Value
      Name                Exercise      Realized    Exercisable     Unexercisable       Exercisable            Unexerciseble
      ----                --------      --------    -----------     -------------       -----------            -------------
Dennis L. Pelino                -             -        600,000       1,200,000           $  618,000              $1,236,000
Stephen M. Cohen                -             -        166,667         583,333              208,334                 729,166
Andrew P. Panzo                 -             -      1,270,000               -            1,179,500                       -
Lee C. Hansen                   -             -        697,500               -              592,875                       -

                                  Stock Options

         Effective as of June 1, 2000 (with amendments effective as of July 31,
2000), the Company adopted and implemented the "Amended and Restated Stonepath Group, Inc. 2000 Stock Incentive Plan," (the "Plan") which covers 5,000,000 shares of common stock. Under its terms, employees, officers and directors of the Company and its subsidiaries are currently eligible to receive non-qualified stock options, restricted stock awards, and, incentive stock options within the meaning of Section 422 of the Code. In addition, advisors and consultants who perform services for the Company or its subsidiaries are eligible to receive non-qualified stock options under the Plan. The Plan is administered by the Board of Directors or a committee designated by the Board of Directors.

         All stock options granted under the Plan are exercisable for a period of up to ten (10) years from the date of grant. The Company may not grant incentive stock options pursuant to the Plan at exercise prices which are less than the fair market value of common stock on the date of grant. The term of an incentive stock option granted under the Plan to a stockholder owning more than 10% of the issued and outstanding common stock may not exceed five years and the exercise price of an incentive stock option granted to such stockholder may not be less than 110% of the fair market value of common stock on the date of grant.

         The Plan contains certain limitations on the maximum number of shares of common stock that may be awarded in any calendar year to any one individual for the purposes of Section 162(m) of the Code. As of March 15, 2002, options to purchase 2,052,250 shares of common stock were outstanding under the Plan. These stock options have exercise prices ranging from $0.50 to $6.38 per share.

         In addition to the stock options covered by the Plan, the Company has outstanding options to purchase 4,380,633 shares of common stock. At March 15, 2002, these options were outstanding at the following exercise prices:

            Number of Stock Options                    Exercise Price
            -----------------------                    --------------

                  3,875,833                            $ .82 - $ 1.00
                    251,200                            $1.01 - $ 5.00
                    253,600                            $5.01 - $17.50
                  ---------
                  4,380,633
                  =========

                            PERFORMANCE PRESENTATION

         The following graph shows the total stockholder return of an investment of $100 in cash on November 24, 1998 (the Company's first day of trading on the NASDAQ Over-the-Counter Bulletin Board Trading System) for the Company's Common Stock and an investment of $100 in cash on that day for (i) the NASDAQ Market Index, (ii) the AMEX Market Index and (iii) a peer group consisting of C.H. Robinson Worldwide, Inc., EGL, Inc., Expeditors International of Washington, Inc., Forward Air Corporation, and UTi Worldwide Inc. weighted by their market capitalization. Historic stock performance is not necessarily indicative of future stock price performance. All values assume reinvestment of the full amount of any dividends and are calculated daily.


                         COMPARE CUMULATIVE TOTAL RETURN
                          AMONG STONEPATH GROUP, INC.,
                              NASDAQ MARKET INDEX,
                    AMEX MARKET INDEX, AND PEER GROUP INDEX

                               [GRAPHIC OMITTED]

   STONEPATH GROUP INC.                                 PEER GROUP INDEX
   AMEX MARKET INDEX                                    NASDAQ MARKET INDEX



                                          ASSUMES $100 INVESTED ON NOV. 24, 1998
                                               ASSUMES DIVIDEND REINVESTED
                                             FISCAL YEAR ENDING DEC. 31, 2001


                        11/24/98   12/31/98    12/31/99   12/31/00    12/31/01
STONEPATH GROUP, INC.    100.00     123.46      217.28       9.88       36.54
PEER GROUP INDEX         100.00     114.27      237.76     283.80      268.51
AMEX MARKET INDEX        100.00     103.29      128.78     127.20      121.34
NASDAQ MARKET INDEX      100.00     113.16      199.58     125.44      100.00

           REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                              STONEPATH GROUP, INC.

         The following is the report of the Audit Committee for the year ended December 31, 2001. The Audit Committee is composed of three directors, each of whom meets The American Stock Exchange's independence standards. The Audit Committee operates under a written charter adopted by the Board of Directors in 2000. The Audit Committee as a whole meets regularly with the Company's management and independent auditors to discuss the adequacy of the Company's internal control environment and financial reporting, accounting matters, audit results, and compliance with its corporate responsibility program.

         In carrying out its responsibilities and fulfilling obligations under its charter, the Audit Committee, among other things:

         [ ] reviewed with the independent auditors their audit plan, audit scope, and identified audit risks;

         [ ] discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as modified or supplemented, including, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

         [ ] obtained from the independent auditors a written statement describing all relationships between the independent auditors and the Company that might bear on the auditors' independence, consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees";

         [ ] discussed with the independent auditors any relationships that may impact their objectivity and independence, and generally satisfied itself that the auditors are independent;

         [ ] reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2001 with management and the independent auditors;

         [ ] obtained from management the representation that the Company's consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States of America; and

         [ ] discussed with management and the independent auditors the quality and adequacy of the Company's internal controls.

         Based on its review, analysis and discussions with management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors (and the Board approved) that the Company's audited consolidated financial statements for the three years ended December 31, 2001 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Audit Committee and the Board, in recognition and consideration of the recommendation of management, have also recommended, subject to shareholder ratification, the selection of the Company's independent auditors for 2002.

                                                AUDIT COMMITTEE OF THE BOARD OF
                                                DIRECTORS
                                                David R. Jones, Chairman
                                                Aloysius T. Lawn, IV
                                                Robert McCord

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

         None.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Contingent Warrants

         In February 2001, we received the consent from the holders of more than two-thirds of our issued and outstanding shares of Series C Preferred Stock to modify the use of proceeds provisions as originally defined within the Series C Preferred Stock Purchase Agreement. As amended, we may now use the proceeds from the sale of the preferred stock to make any investments in the ordinary course of our business, as from time-to-time determined by our Board of Directors, or for any other business purpose approved by the Board of Directors. Previously, we were limited to use the proceeds for investments in early-stage Internet companies.

         In exchange for this consent we agreed to:

         (i) issue to the holders of our Series C Preferred Stock as of July 18, 2002, warrants to purchase up to a maximum of 3,000,000 shares of our common stock at an exercise price of $1.00 per share if the then-effective conversion price of the Series C Preferred Stock is greater than a target price (the "Target Price") equal to the lower of (a) $6.00 per share; or (b) the market price of our common stock at such time (but not less than $5.00 per share). The number of such warrants to be issued will be that number which, assuming all of the Series C Preferred Stock is converted and all warrants to purchase 416,667 shares of Common Stock issued in conjunction with the issuance of the Series C Preferred Stock and all Series C Contingent Warrants are exercised, is sufficient to reduce the average cost of the holders' investment in the Company to the Target Price; and

         (ii) reduce to $1.00 per share the exercise price of the existing warrants held by the holders of our Series C Preferred Stock as of July 18, 2002.

         As a condition to receiving the new warrants and the reduction in the exercise price of the existing warrants, the holders of the Series C Preferred Stock will convert their shares of Preferred Stock into shares of our common stock.

Agreement with Former Officers

         On December 14, 2001, we entered into a Separation Agreement with Andrew P. Panzo, our former Chief Executive Officer (prior to our hiring of Dennis L. Pelino), in which we agreed with Mr. Panzo to terminate his April 19, 2001 employment agreement with us. In this agreement, we agreed to make severance payments to Mr. Panzo of $275,000 on or before January 2, 2002 and $300,000 on or before January 2, 2003. We also agreed to continue Mr. Panzo and his family on our medical plan for a period of one (1) year and to accelerate the vesting associated with the balance of his options to purchase 1,270,000 shares of our common stock. At the time he was already vested in 1,102,500 of his options. In connection with the agreement, Mr. Panzo resigned his position as an officer of the Company, yet remained on our Board of Directors.

         On June 22, 2001, we entered into an agreement with Lee Hansen, our former President, in which the parties agreed to terminate Mr. Hansen's September 15, 1999 employment agreement with us. In the agreement, we agreed to pay Mr. Hansen $85,000, to continue Mr. Hansen and his family on our medical plan for an additional six (6) months and to accelerate the vesting of options to purchase 135,000 shares of our common stock that otherwise would not have vested as a result of the termination of his employment with us. As a result, Mr. Hansen holds currently exercisable options to purchase 697,500 shares of our common stock at an exercise price of $1.00 per share.

Amendment and Restatement of Employment Arrangements with Executive Officers

         Effective as of February 22, 2002, we entered into an amended employment agreement with our Chief Executive Officer, Dennis L. Pelino. This agreement amended and restated our prior agreement with Mr. Pelino dated June 21, 2001. A description of the terms of our new agreement with Mr. Pelino can be found in this Proxy Statement under the heading "Employment Agreements." Previously, on October 18, 2001, we amended the terms of the options granted to Mr. Pelino under his original employment agreement dated June 22, 2001. A description of the terms of Mr. Pelino's options can be found in this Proxy Statement under the heading "Employment Agreements."

         Effective April 19, 2001, and again on December 27, 2001, we amended the terms of our employment agreement with Stephen M. Cohen, our Senior Vice President and General Counsel. The terms of our new agreement with Mr. Cohen are provided in this Proxy Statement under the heading "Employment Agreements."

Consulting Arrangement with Principal Stockholder of Series C Preferred Stock

         During June 2001 we entered into an arrangement with Brown Simpson Partners I, Ltd. (the "Brown Simpson Fund") to provide advisory services for us from time to time. Under the arrangement, the Brown Simpson Fund provided ongoing advice regarding possible acquisition projects in which we may be involved. Brown Simpson Fund is the beneficial owner of 963,371 shares of our Series C Preferred Stock (25.7% of the Series C Preferred Stock outstanding as of March 15, 2002). We issued to Brown Simpson Fund an option to purchase 100,000 shares of our Common Stock at an exercise price of $.82 per share (the market value of our Common Stock on the date we entered our arrangement with the Brown Simpson Fund) which vested once we completed the Air Plus acquisition.

Loans to Officers and Directors

         Under the terms of our employment agreement with Mr. Cohen, we provided him with a loan in the principal amount of $100,000. The loan accrues interest at the rate of 8% per annum and is due on April 17, 2004, or such earlier date that Mr. Cohen shall have received aggregate proceeds of $5,000,000 from the sale of his options or the shares of common stock underlying his options. However, Mr. Cohen is not required to repay the loans if by April 17, 2004, the sum of the proceeds which he has received from the sale of his options or the shares of common stock underlying his options and the remaining equity in the options as of April 17, 2004 does not equal or exceed $5,000,000.

         In June 1999, we extended a loan to Mr. Darr Aley in the principal amount of $267,000 in connection with our acquisition of Strategicus Partners, Inc. The loan was to be forgiven over a three year period during which Mr. Aley was expected to provide consulting services to us. During March 2001, we restructured the loan to provide for a maturity date of June 2002. However, Mr. Aley is not required to repay the loan if by the maturity of June 2002, the sum of the proceeds which he has received from the sale of his warrants or shares received in connection with the Strategicus transaction, and the remaining value of such warrants or shares as of the maturity date, does not equal or exceed $5,000,000.

Consulting Agreement with Director

         In March 2001, we entered into a one-year consulting agreement with Mr. McCord, a director, whereby Mr. McCord would provide services to us related to our recently published change in business strategy and efforts to acquire operating businesses. As compensation for his services, we agreed to pay Mr. McCord a monthly fee of $8,750 and he received an option to purchase 50,000 shares of our common stock at an exercise price of $.70. During 2001, we paid $40,000 to Mr. McCord for consulting services. The arrangement between the Company and Mr. McCord lapsed during the third quarter of 2001.

                                           By Order of the Board of Directors,


                                           /s/ Dennis L. Pelino
                                           ----------------------
                                           Dennis L. Pelino
                                           Chairman of the Board
                                           Dated: April 22, 2002

                                    EXHIBIT A

                              STONEPATH GROUP, INC.
                              AMENDED AND RESTATED
                            2000 STOCK INCENTIVE PLAN


Section 1. General Purpose of the Plan; Definitions. The purpose of the Plan is to provide officers, employees, directors and consultants of Stonepath Group, Inc. (the "Company") and other members of the Participating Company Group the opportunity to receive stock options and stock awards and thereby acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company's stockholders, thereby encouraging the participants to contribute materially to the growth and development of the Company and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Act" means the Securities Exchange Act of 1934, as amended.

         "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options and Stock Awards.

         "Board" means the Board of Directors of the Company.

         "Cause" means (a) with respect to an individual who is party to a written agreement with a Participating Company which contains a definition of "cause" or "for cause" or words of similar import for purposes of termination of Service thereunder by the Participating Company, "cause" or "for cause" as defined in such agreement; (b) in all other cases (i) any violation of a law, rule or regulation other than minor traffic violations, including without limitation, any violation of the Foreign Corrupt Practices Act; (ii) a breach of fiduciary duty for personal profit; (iii) fraud, dishonesty or other acts of misconduct in the rendering of services on behalf of the Company or relating to the employee's employment; (iv) misconduct by the employee which would cause the Company to violate any state or federal law relating to sexual harassment or age, sex or other prohibited discrimination or any violation of written policy of the Company or any successor entity adopted in respect to such law; (v) failure to follow Company work rules or the lawful instructions (written or otherwise) of the Board of Directors of the Company or a responsible executive to whom the employee directly or indirectly reports, provided compliance with such directive was reasonably within the scope of the employee's duties and the employee was given notice that his or her conduct could give rise to termination and such conduct is not, or could not be cured, within ten (10) days thereafter; or (vi) any violation of a confidentiality or non-competition agreement or patent assignment agreement or any agreement relating to the Company's protection of intellectual property rights.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Effective Date" means the date on which the Plan is approved by the Board as set forth in Section 18.

         "Fair Market Value" of the Stock on any given date means (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the National Market or SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Stock is regularly traded on the Nasdaq OTC Bulletin Board Service, or a comparable automated quotation system, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination; or (iii) in the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Plan Administrator.

         "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Option" or "Stock Option" means any Option to purchase shares of Stock granted pursuant to Section 6.

         "Option Period" means the period commencing on the grant date of an Option and ending on the last day of the term of such Option as established pursuant to Section 8.2.

         "Participating Company" means the Company or any or Subsidiary Corporation or any other member of the Participating Company Group.

         "Participating Company Group" means, at any point in time, any Participating Company or all corporations collectively which are then Participating Companies.

         "Service" means a participant's employment or service with any member of the Participating Company Group, whether in the capacity of an employee, officer, director or a consultant. The participant's Service shall not be deemed to have terminated merely because of a change in the Participating Company for which the participant renders such Service, provided that there is no interruption or termination of the participant's Service. Furthermore, a participant's Service with the Participating Company Group shall not be deemed to have terminated if the participant takes any military leave, sick leave, or other bona fide leave of absence approved by a Participating Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first
(91st) day of such leave the participant's Service shall be deemed to have terminated unless the participant's right to return to Service with the Participating Company is guaranteed by statute or contract.

         "Stock" means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 11.

         "Stock Award" means any award granted pursuant to Section 9.

         "Subsidiary" means any, whether now or hereafter existing, corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain, whether now or hereafter existing.

Section 2. Administration. The Plan shall be administered by the full Board of Directors of the Company or a committee of such Board of Directors comprised of two or more "Non-Employee Directors" within the meaning of Rule 16b-3(a)(3) promulgated under the Act (the "Plan Administrator"). Subject to the provisions of the Plan, the Plan Administrator is authorized to:

         (a)  construe the Plan and any Award under the Plan;

         (b) select the directors, officers, employees and consultants of any Participating Company to whom Awards may be granted;

         (c) determine the number of shares of Stock to be covered by any Award;

         (d) determine and modify from time to time the terms and conditions, including restrictions, of any Award and to approve the form of written instrument evidencing Awards;

         (e) accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

         (f) impose limitations on Awards, including limitations on transfer and repurchase provisions;

         (g) extend the exercise period within which Stock Options may be exercised; and

         (h) determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Plan Administrator) or dividends or deemed dividends on such deferrals.

The determination of the Plan Administrator on any such matters shall be conclusive.

Section 3. Delegation of Authority to Grant Awards. The Plan Administrator, in its discretion, may delegate to one or more executive officers of the Company all or part of the Plan Administrator's authority and duties with respect to granting Awards and all references in the Plan to the "Plan Administrator" shall include such executive officers to the extent they are acting pursuant to such delegation. The Plan Administrator may revoke or amend the terms of such a delegation at any time, but such revocation shall not invalidate prior actions of the executive officers that were consistent with the terms of the Plan.

Section 4. Eligibility. Awards may only be granted to employees, directors, and consultants with any member of the Participating Company Group. For purposes of the foregoing sentence, "employees," "directors" and "consultants" shall include prospective employees, prospective directors and prospective consultants to whom Awards are granted in connection with written offers of an employment or other service relationship with a Participating Company.

Section 5. Shares Subject to the Plan. The number of shares of Stock which may be issued pursuant to the Plan shall be 10,000,000. For purposes of the foregoing limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Stock available for issuance under the Plan. Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company. Notwithstanding the foregoing, on and after the date that the Plan is subject to Section 162(m) of the Code, Stock Options with respect to no more than 2,500,000 shares of Stock may be granted to any one individual participant during any one calendar year period.

Section 6. Stock Options. Options granted pursuant to the Plan may be either Options which are Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options shall be granted separately hereunder. The Plan Administrator, shall determine whether and to what extent Options shall be granted under the Plan and whether such Options granted shall be Incentive Stock Options or Non-Qualified Stock Options; provided, however, that: (i) Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code; and (ii) No Incentive Stock Option may be granted following the tenth anniversary of the Effective Date of the Plan. The provisions of the Plan and any Stock Option Agreement pursuant to which Incentive Stock Options shall be issued shall be construed in a manner consistent with Section 422 of the Code (or any successor provision) and rules and regulations promulgated thereunder.

Section 7. ISO Fair Market Value Limitation. To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a participant for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such Options which exceeds such amount shall be treated as Non-Qualified Stock Options. For purposes of this Section 7, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 7, such different limitation shall be deemed incorporated herein effective as of the amendment date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 7, the participant may designate which portion of such Option the participant is exercising. In the absence of such designation, the participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

Section 8. Terms of Options. Each Option granted under the Plan shall be evidenced by an agreement between the Company and the person to whom such Option is granted (the "Option Agreement") and shall be subject to the following terms and conditions:

                  8.1 Exercise Price. Subject to adjustment as provided in
Section 11 of this Plan, the price at which each share covered by an Option may be purchased shall be determined in each case by the Plan Administrator; provided, however, that such price shall not, in the case of an Incentive Stock Option, be less than the Fair Market Value of the underlying Stock at the time the Option is granted. If a participant owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company and an Option granted to such participant is intended to qualify as an Incentive Stock Option, the Option price shall be no less than 110% of the Fair Market Value of the Stock covered by the Option on the date the Option is granted.

                  8.2 Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Plan Administrator and set forth in the Option Agreement evidencing such Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the date of grant of such Option, (ii) no Incentive Stock Option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary of the Company) shall be exercisable after the expiration of five (5) years after the date of grant of such Option, and (iii) no Option granted to a prospective employee, prospective consultant or prospective director may become exercisable prior to the date on which such person commences Service with the Participating Company. Subject to the foregoing, unless otherwise specified by the Option Agreement evidencing the Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

                  8.3 Effect of Termination of Service. Unless otherwise provided in such participant's Option Agreement:

                      (i) Death. If a participant shall cease to perform Service as a result of such participant's death, any Options then exercisable shall be exercisable until the earlier to occur of one year anniversary of the participant's death or the expiration of the Option Period and only by the participant's personal representative or persons entitled thereto under the participant's will or the laws of descent and distribution.

                      (ii) Termination of Service. If a participant shall cease to perform Service to any member of the Participating Company Group, all Options to which the participant is then entitled to exercise may be exercised until the earlier to occur of the three month anniversary of the participant's termination of Service or the expiration of the Option Period or, if such termination was due to disability or retirement (as hereinafter defined), until the earlier to occur of the one year anniversary of the participant's termination of Service or the expiration of the Option Period. Notwithstanding the foregoing, in the event that any termination of Service shall be for "Cause" (as defined herein) or the participant voluntarily terminates his or her Service, then any and all Options held by such participant shall forthwith terminate. For purposes of the Plan, "retirement" shall mean the termination of employment with the Participating Company Group, other than for Cause, at any time under circumstances which would entitle such participant to other retirement benefits provided by the Participating Company to whom the participant was providing Service immediately prior to the termination of Service or such other circumstances that the Plan Administrator concludes should be deemed a retirement.

                      (iii) Limitation on Shares. The Option may not be exercised for more shares (subject to adjustment as provided in Section 11) after the termination of the participant's Service than the participant was entitled to purchase thereunder at the time of the termination of such relationship.

                  8.4 Payment of Exercise Price. The Option exercise price of each share purchased pursuant to an Option shall be paid in full at the time of each exercise (the "Payment Date") of the Option (i) in cash; (ii) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (iii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the Option price must have been held by the participant for at least six (6) months in order to be utilized to pay the Option price; (iv) in the discretion of the Plan Administrator, by an election to have the Company withhold shares otherwise issuable to the participant having a Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; or (v) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections (i)-(iv)

                  8.5 Nontransferability of Options. No Option shall be assignable or transferable other than by the laws of descent and distribution. During the lifetime of the participant, an Option shall be exercisable only by the participant or, in the event of the participant's incapacity, by the participant's legal guardian or legal representative.

Section 9. Stock Awards.

            (a) The Plan Administrator may grant Stock Awards to any officer, employee or consultant with any member of the Participating Company Group. A Stock Award entitles the recipient to acquire shares of Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant ("Stock Award"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

            (b) Upon execution of a written instrument setting forth the Stock
                Award and paying any applicable purchase price, a participant shall have the rights of a shareholder with respect to the Stock subject to the Stock Award, including, but not limited to the right to vote and receive dividends with respect thereto; provided, however, that shares of Stock subject to Stock Awards that have not vested shall be subject to the restrictions on transferability described in Section 9(d) below. Unless the Plan Administrator shall otherwise determine, certificates evidencing the Stock Awards shall remain in the possession of the Company until such Stock is vested as provided in Section 9(c) below.

            (c) The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Stock Award. If the participant or the Company, as the case may be, fails to achieve the designated goals or the participant's relationship with the Company is terminated prior to the expiration of the vesting period, the participant shall forfeit all shares of Stock subject to the Stock Award which have not then vested.

            (d) Unvested Stock may not be sold, assigned transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Stock Award.

Section 10. Tax Withholding.

            (a) Whenever shares of Stock or Options are to be issued or cash is to be paid under the Plan, under circumstances in which the Plan Administrator believes that any federal, state or local tax withholding may be imposed, the Company or Subsidiary, as the case may be, shall have the right to require the participant to remit to the Company or Subsidiary, as the case may be, an amount sufficient to satisfy the minimum federal, state and local tax withholding requirements prior to the delivery of any certificate for shares or any proceeds; provided, however, that in the case of a participant who receives an Award of Stock under the Plan which is not fully vested, the participant shall remit such amount on the first business day following the Tax Date. The "Tax Date" for purposes of this Section 10 shall be the date on which the amount of tax to be withheld is determined. If a participant makes a disposition of Stock acquired upon the exercise of an Incentive Stock Option within either two years after the Option was granted or one year after its exercise by the participant, the participant shall promptly notify the Company and the Company shall have the right to require the participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

            (b) A participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Stock having an aggregate Fair Market Value on the Tax Date equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; (iii) in the discretion of the Plan Administrator, through an election to have the Company withhold shares of Stock otherwise issuable to the participant having a Fair Market Value on the Tax Date equal to the amount of tax required to be withheld, or (iv) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 10(b).

            (c) An election by a participant to have shares of Stock withheld to satisfy federal, state and local tax withholding requirements pursuant to Section 10(b) must be in writing and delivered to the Company prior to the Tax Date.

Section 11. Adjustment of Number and Price of Shares.

            Any other provision of the Plan notwithstanding:

            (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Plan Administrator shall make an appropriate or proportionate adjustment in (i) the number of Stock Options that can be granted to any one individual participant, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options remain exercisable. The adjustment by the Plan Administrator shall be final, binding and conclusive.

            (b) In the event that, by reason of a corporate merger,
                consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock Option or stock Options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an Option or Options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new Option for the old Option, in conformity with the provisions of Code
                Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

            (c) No adjustment or substitution provided for in this Section 11 shall require the Company to issue or to sell a fractional share under any Option Agreement or share award agreement and the total adjustment or substitution with respect to each stock Option and share award agreement shall be limited accordingly.

            (d) In the case of (i) the dissolution or liquidation of the
                Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the stock of the Company to a unrelated person or entity (in each case, a "Fundamental Transaction"), the Plan and all Awards granted hereunder shall terminate, unless provision is made in connection with the Fundamental Transaction for the assumption of the Awards heretofore granted, or the substitution of such Awards with new awards of the successor entity, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise price as provided in Subsections (a) and (b) of this Section 11. In the event of such termination and in the event the Board does not provide for the Cash Payment described in Subsection (e) of this Section each participant shall be notified of such proposed termination and permitted to exercise for a period of at least 15 days prior to the date of such termination all Options held by such participant which are then exercisable.

            (e) In the event that the Company shall be merged or consolidated with another corporation or entity, other than a corporation or entity which is an "affiliate" of the Company. under the terms of which holders of Stock of the Company will receive upon consummation thereof a cash payment for each share of Stock of the Company surrendered pursuant to such Business Combination (the "Cash Purchase Price"), the Board of Directors may provide that all outstanding Options shall terminate upon consummation of such transaction and each participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of shares of Stock of the Company subject to outstanding Options held by such participant exceeds (ii) the aggregate exercise price of such Options.

Section 12. Change in Control.

            (a) Unless otherwise provided in such participant's Option
                Agreement, agreements relating to Stock Awards or in a written employment or other agreement directly addressing the same subject matter as addressed below, in the event that the Plan is terminated as a result of or following a Change in Control (as defined herein), all vested Options and Stock Awards then outstanding at the time of such Plan termination may be exercised for a period of thirty (30) days from the date of notice of the proposed termination. In such event, all participants shall be credited with an additional six (6) months of service for the purpose of any otherwise unvested Options and Stock Awards. Upon a Change in Control in which the Plan is either assumed or otherwise not subject to termination, if during the remaining term of such a participant's Options or Stock Awards, the participant is terminated other than for Cause, the participant will, at the time of such termination, be credited with an additional six (6) months of service for the purpose of any otherwise unvested Options and Stock Awards; however, in the event of a termination for Cause, all Options shall immediately terminate and all unvested portions of Stock Awards shall immediately terminate. such event,

            (b) As used herein, a "Change in Control" shall be deemed to have occurred if: (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) acquires "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board; or (ii) if the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity or in the event of a sale of all or substantially all of the Company's assets or otherwise.

            (c) Notwithstanding anything in the Plan to the contrary, the acceleration of vesting and exercisability provided by Subsection (a) of this Section shall not occur in the event that such acceleration would make the transaction causing the Change in Control to be ineligible for pooling of interests accounting treatment and, in the absence of such acceleration, the transaction would qualify for such treatment and the Company intends to use such treatment with respect to such transaction.

Section 13. No Right to Future Employment. Nothing contained in the Plan nor in any Award agreement shall confer upon any participant any right with respect to the continuance of employment by the Company nor interfere in any way with the right of the Company to terminate his employment or change his compensation at any time.

Section 14. Amendment and Discontinuance. The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person's consent of any rights theretofore granted pursuant hereto.

Section 15. Compliance with Section 16. With respect to persons subject to
Section 16 of the Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule and shall be construed to the fullest extent possible in a manner consistent with this intent). To the extent that any Award fails to so comply, it shall be deemed to be modified to the extent permitted by law and to the extent deemed advisable by the Plan Administrator in order to comply with Rule 16b-3.

Section 16. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares of Stock hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933 or the Act, if such registration shall be necessary, or before compliance by the Company or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules any applicable exchange or of the Nasdaq Stock Market. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

Section 17. Participation by Foreign Nationals. The Plan Administrator may, in order to fulfill the purposes of the Plan and without amending the Plan, modify grants to foreign nationals or United States citizens employed abroad in order to recognize differences in local law, tax policy or custom.

Section 18. Effective Date of Plan - Shareholder Approval. The Plan was approved by the Board and became effective on June 1, 2000. Those provisions of the Plan that for federal tax purposes require approval of the stockholders of the Company (i.e., the granting of incentive stock options) shall not become effective until adopted by the stockholders, however, the Company reserves the right to grant Incentive Stock Options provided stockholder approval is secured within one (1) year from the date thereof. In the event Incentive Stock Options are granted and Stockholder approval is not timely secured, such Options shall remain in full force and effect, however, shall automatically convert to Non-Qualified Options.

Section 19. Governing Law. The Plan shall be governed by the internal laws of the State of Delaware without giving effect to its choice of law provisions. Unless otherwise provided in an Option Agreement or Award Agreement, Awards shall be governed by the same laws as the Plan.

As amended by the Board of Directors on March 25,2002.


                                                        STONEPATH GROUP, INC.
                                     This Proxy is Solicited on Behalf of the Board of Directors
The undersigned hereby constitutes and appoints Dennis L. Pelino and Stephen M. Cohen, with full power of substitution, as proxy, to vote for the undersigned all shares of the common stock, par value $.001 or Series C Convertible Participating Preferred Stock, par
value $.001 per share of Stonepath Group, Inc., a Delaware corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held in the Philadelphia Room of the offices of Buchanan
Ingersoll Professional Corporation, 11 Penn Center, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103 at 10:00 a.m.
local time on Friday, May 31, 2002, or at any adjournments thereof, upon the matters described in the accompanying proxy statement and upon such other matters as may properly come before the meeting. Said proxy is directed to vote or refrain from voting on the matters set forth in the accompanying proxy statement in the manner set forth on this proxy.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations.

                                THE PROXY CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD
                                ----------------------------------------------------------------------

1.          Proposal 1

            ELECTION OF DIRECTORS                                                    FOR                   WITHHELD
            Nominees: Dennis L. Pelino, David R. Jones, Aloysius T. Lawn, IV,        [ ]                     [ ]
            Robert McCord, J. Douglass Coates, Frank Palma

            For, except vote withheld for the following nominee(s):
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________


                                                                                      (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)






THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
THE APPROVAL OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF STONEPATH GROUP, INC.

2.          Proposal 2
            Amendments to the Company's  Amended & Restated 2000 Stock          FOR                   AGAINST                ABSTAIN
            Incentive Plan
                                                                                [ ]                     [ ]                    [ ]
3.          Proposal 3
            Ratification of the appointment of KPMG LLP to serve as the         FOR                   AGAINST                ABSTAIN
            auditors for the Company for the fiscal year ending December 31,
            2002.                                                               [ ]                     [ ]                    [ ]

Check appropriate box. Indicate changes below:
Address Change   [ ]   Name Change   [ ]

        NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
------------------------------------------------------------------------------------------------------------------------------------
                                                                       The undersigned hereby acknowledges receipt of the proxy
                                                                       statement.
                                                                       PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE
                                                                       ENCLOSED ENVELOPE.  NO POSTAGE REQUIRED IF MAILED IN THE
                                                                       UNITED STATES.
                                                                       -------------------------------------------------------------
                                                                       SIGNATURE(S)
                                                                       ____________________________________________________________

                                                                       ____________________________________________________________


                                                                       DATE____________________, 2002
------------------------------------------------------------------------------------------------------------------------------------